                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 31, 2000


                   NEW ENGLAND LIFE PENSION PROPERTIES III;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-14052                                             04-2847256
(Commission File Number)                     (IRS Employer Identification No.)


  World Trade Center East
  Two Seaport Lane, 16th Fl.
  Boston, MA                                               02210
(Address of principal executive offices)                 (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


         (Former Name or Former Address, if Changed Since Last Report)

225 Franklin Street, 25th Floor
          Boston, MA                                       02110
(Address of principal executive offices)                 (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     New England Life Pension Properties III; A Real Estate Limited Partnership ("NELPP III"), owns a 98% interest in MORF Associates III, a Maryland general partnership (the "Joint Venture"). The remaining 2% of the Joint Venture is owned by NELPP/M.O.R.F. Associates III Limited Partnership, a Delaware limited partnership ("NELPP/MORF"). NELPP III is the 50% general partner in NELPP/MORF. The Joint Venture owns property at 5310, 5320 and 5330 Spectrum Drive, Frederick, Maryland. On October 31, 2000, NELPP III sold its partnership interests and all related property rights in the Joint Venture and NELPP/MORF to M.O.R.F. III Associates Limited Partnership, a Maryland limited partnership (the "Buyer") for gross proceeds of $6,732,467. The selling price was determined by arm's length negotiations between NELPP III and the Buyer. The Partnership received net proceeds of approximately $6,700,000 and recognized a gain of approximately $879,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 2000 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1999 (Exhibit B) and the six month period ended June 30, 2000 (Exhibit C).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 2000    NEW ENGLAND LIFE PENSION PROPERTIES
                            III; A REAL ESTATE LIMITED
                            PARTNERSHIP
                                     (Registrant)


                              By:  Copley Properties Company III, Inc.
                                   Managing General Partner


                              By:/s/  Alison L. Husid
                              ---------------------------------
                              Name:   Alison L. Husid
                              Title:  President and Chief Executive
                                      Officer

NEW ENGLAND LIFE PENSION PROPERTIES III                               EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 2000
Unaudited
                                                                        Pro Forma         June 30, 2000
                                                   June 30, 2000        Adjustment          Pro Forma
ASSETS
Property, net                                                  $0              $0                    $0
Property held for disposition, net                      5,835,901      (5,835,901)(a)                 0

Cash and cash equivalents                                 310,296       6,715,196 (a)         7,025,492

                                                   --------------    ------------      ----------------
                                                       $6,146,197        $879,295            $7,025,492
                                                   ==============    ============      ================

LIABILITIES AND PARTNERS' CAPITAL
Accounts payable                                          $88,009              $0               $88,009
Accrued management fee                                     13,328               0                13,328
                                                   --------------    ------------      ----------------
Total liabilities                                         101,337               0               101,337
                                                   --------------    ------------      ----------------

Partners' capital (deficit):
      Limited partners ($183.60 per unit;
        75,000 units authorized, 68,414
        units issued and outstanding)                   6,043,367         870,502 (a)         6,913,869
      General partners                                      1,493           8,793 (a)            10,286
                                                   --------------    ------------      ----------------

Total partners' capital                                 6,044,860         879,295             6,924,155
                                                   --------------    ------------      ----------------
                                                       $6,146,197        $879,295            $7,025,492
                                                   ==============    ============      ================

NEW ENGLAND LIFE PENSION PROPERTIES III                                        EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1999
Unaudited                                                                                         Year Ended
                                                            Year Ended         Pro Forma       December 31, 1999
                                                         December 31, 1999     Adjustment          Pro Forma
Investment Activity

Property rentals                                            $ 1,165,510      $(1,117,513)(b)     $    47,997
Property operating expenses                                    (424,157)         385,873 (b)         (38,284)
Depreciation and amortization                                  (237,056)         225,442 (b)         (11,614)
                                                            -----------      -----------         -----------
                                                                504,297         (506,198)             (1,901)



Gain on sale of property                                      1,509,931                0           1,509,931
                                                            -----------      -----------         -----------

     Total real estate activity                               2,014,228         (506,198)          1,508,030

Interest on cash equivalents and short term investments          80,774                0              80,774
                                                            -----------      -----------         -----------

     Total investment activity                                2,095,002         (506,198)          1,588,804


Portfolio Expenses

Management fee                                                  138,332          (66,960)(e)          71,372
General and administrative                                      240,825           (4,000)(f)         236,825
                                                            -----------      -----------         -----------
                                                                379,157          (70,960)            308,197
                                                            -----------      -----------         -----------

Net income (loss)                                           $ 1,715,845      $(  435,238)        $ 1,280,607
                                                            ===========      ===========         ===========

Net income (loss) per limited partnership unit              $     24.83      $(     6.30)(c)     $     18.53
                                                            ===========      ===========         ===========

Number of limited partnership units
  outstanding during the year                                    68,414           68,414              68,414
                                                            ===========      ===========         ===========

NEW ENGLAND LIFE PENSION PROPERTIES                                           EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 2000
Unaudited
                                                           Six Months Ended      Pro Forma        June 30, 2000
                                                             June 30, 2000       Adjustment       Pro Forma

Investment Activity
Property rentals                                              $ 450,071      $(450,071)(d)     $       0
Property operating expenses                                     (48,628)        48,628 (d)             0
Depreciation and amortization                                  (112,074)       112,074 (d)             0
                                                              ---------      ---------         ---------
     Total real estate activity                                 289,369       (289,369)                0


Interest on cash equivalents                                      8,534              0             8,534
                                                              ---------      ---------         ---------

     Total investment activity                                  297,903       (289,369)            8,534


Portfolio Expenses

Management fee                                                   26,655        (26,655)(e)             0
General and administrative                                      103,455              0           103,455
                                                              ---------      ---------         ---------
                                                                130,110        (26,655)          103,455
                                                              ---------      ---------         ---------

Net income                                                    $ 167,793      $(262,714)        $( 94,921)
                                                              =========      =========         =========

Net income per limited partnership unit                       $    2.43      $   (3.80)(c)     $   (1.37)
                                                              =========      =========         =========


Number of limited partnership units
  outstanding during the period                                  68,414         68,414            68,414
                                                              =========      =========         =========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1999 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(d) Removal of 2000 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.